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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2004

                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                                 1-7573                              73-0618660
(State or other jurisdiction                    (Commission                         (I.R.S. Employer
      of incorporation)                         File Number)                      Identification No.)


                         1401 Enclave Parkway, Suite 600
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 15, 2004, Parker Drilling Offshore USA, L.L.C., an Oklahoma limited liability company ("PDOUSA") and indirect wholly owned subsidiary of Parker Drilling Company, a Delaware corporation (the "Company"), and Hercules Assets, LLC, a Delaware limited liability company ("Hercules"), entered into an Asset Purchase Agreement for the sale of PDOUSA's Rig 25J to Hercules for $21.5 million (the "Asset Purchase Agreement"). The Company has guaranteed PDOUSA's obligations under the Asset Purchase Agreement. The consummation of the sale, which is subject to customary closing conditions, is currently scheduled for late December 2004. There are no material relationships between Hercules and the Company other than the sale of Rig 25J and the previously announced sale by PDOUSA to Hercules of certain other rigs located in the U.S. Gulf of Mexico, which closed in August 2004.

         The Company expects to recognize a loss of approximately $3.5 million upon the disposal of Rig 25J, which was classified as an asset held for sale in June 2003 when the Company's board of directors approved a plan to sell this rig and the Company's other U.S. Gulf of Mexico offshore assets. For additional information about the Company's plan, please see footnote 4 ("Discontinued Operations") to the Company's unaudited consolidated condensed financial statements contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, which is incorporated herein by reference.


ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         Please see the information set forth above under Item 1.01, which is incorporated by reference into this Item 2.05.



                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PARKER DRILLING COMPANY


Dated: November 19, 2004                     By: /s/ James W. Whalen
                                                 -------------------------------
                                                 James W. Whalen
                                                 Senior Vice President and
                                                 Chief Financial Officer